                                                                    EXHIBIT 99.3

DEBTOR: GREAT AQ STEAMBOAT, L.L.C.                   CASE NUMBER: 01-10960 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached June Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ STEVE MOELLE
-----------------
Steve Moeller
Director, Accounting

DEBTOR: GREAT AQ STEAMBOAT, L.L.C.                   CASE NUMBER: 01-10960 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to June Monthly Operating Report

  20-Jul-02                         Summary Of Bank, Investment & Petty Cash Accounts                      Attachment 1
   3:08 PM                                     Great AQ Steamboat, L.L.C.
Summary                                           Case No: 01-10960 (JCA)                                     UNAUDITED
Great AQ Steamboat, LLC                         For Month Of June, 2002

                                            Balances
                               -----------------------------             Receipts &         Bank
                                   Opening          Closing              Disbursements      Statements      Account
Account                        As Of 6/01/02    As Of 6/30/02            Included           Included        Reconciled
-------                        -------------    -------------            --------           --------        ----------
American Queen Steamer              0.00             0.00                No -               No - Not        No -
Hibernia                                                                 No Activity        Concentration   No Activity
Account # - 812-395-343                                                                     Account

American Queen                      0.00             0.00                No -               Not A Bank      No -
Petty Cash                                                               No Activity        Account         No Activity

  20-Jul-02                      Receipts & Disbursements          Attachment 2
   3:09 PM                      Great AQ Steamboat, L.L.C.
Summary                          Case No: 01-10960 (JCA)
Great AQ Steamboat, LLC          For Month Of June, 2002
Attach 2


             No Receipts Or Disbursements Due To All Accounts Closed

  20-Jul-02              Concentration & Investment Account Statements     Attachment 3
   3:10 PM                     Great AQ Steamboat, L.L.C.
Summary                         Case No: 01-10960 (JCA)
Great AQ Steamboat, LLC         For Month Of June, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 26-JUL-02 09:47:28
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: JUN-02

currency USD
Company=23 (AMERICAN QUEEN)
                                                        PTD-Actual
                                                         30-Jun-02
                                                 ----------------------
Revenue
Gross Revenue                                                 (3,843.35)
Allowances                                                         0.00
                                                 ----------------------
Net Revenue                                                   (3,843.35)

Operating Expenses
Air                                                                0.00
Hotel                                                              0.00
Commissions                                                        0.00
Onboard Expenses                                                   0.00
Passenger Expenses                                              (568.62)
Vessel Expenses                                               (1,439.68)
Layup/Drydock Expense                                              0.00
Vessel Insurance                                               1,523.49
                                                 ----------------------
Total Operating Expenses                                        (484.81)

                                                 ----------------------
Gross Profit                                                  (3,358.54)

SG&A Expenses
Sales & Marketing                                                  0.00
Start-Up Costs                                                     0.00
                                                 ----------------------
Total SG&A Expenses                                                0.00

                                                 ----------------------
EBITDA                                                        (3,358.54)

Depreciation                                                       0.00

                                                 ----------------------
Operating Income                                              (3,358.54)

Other Expense/(Income)
Interest Income                                                    0.00
Equity in Earnings for Sub                                         0.00
Reorganization expenses                                            0.00
                                                 ----------------------
Total Other Expense/(Income)                                       0.00

                                                 ----------------------
Net Pretax Income/(Loss)                                      (3,358.54)

Income Tax Expense                                                 0.00

                                                 ----------------------
Net Income/(Loss)                                             (3,358.54)
                                                 ======================

AMCV US SET OF BOOKS                                 Date: 26-JUL-02 09:52:30
BALANCE SHEET - ATTACHMENT 5                         Page:   1
Current Period: JUN-02

currency USD
Company=23 (AMERICAN QUEEN)
                                                   YTD-Actual             YTD-Actual
                                                   30-Jun-02              22-Oct-02
                                             -------------------    -------------------
ASSETS

Cash and Equivalent                                         0.00              27,915.55

Restricted Cash                                             0.00                   0.00

Accounts Receivable                                         0.00             100,111.04

Inventories                                                 0.00             436,746.94

Prepaid Expenses                                            0.00               1,126.00

Other Current Assets                                        0.00             189,129.97

                                             -------------------    -------------------
Total Current Assets                                        0.00             755,029.50


Fixed Assets                                                0.00          76,449,630.83

Accumulated Depreciation                                    0.00         (23,703,366.77)

                                             -------------------    -------------------
Net Fixed Assets                                            0.00          52,746,264.06


Net Goodwill                                                0.00                   0.00

Intercompany Due To/From                           33,541,074.06          11,900,053.46

Net Deferred Financing Fees                                 0.00             561,110.86

Net Investment in Subsidiaries                              0.00                   0.00

                                             -------------------    -------------------
Total Other Assets                                 33,541,074.06          12,461,164.32

                                             -------------------    -------------------
Total Assets                                       33,541,074.06          65,962,457.88
                                             ===================    ===================

AMCV US SET OF BOOKS                         Date: 26-JUL-02 09:52:30
BALANCE SHEET - ATTACHMENT 5                 Page:   2
Current Period: JUN-02

currency USD
Company=23 (AMERICAN QUEEN)
                                                  YTD-Actual             YTD-Actual
                                                  30-Jun-02              22-Oct-02
                                             -------------------    -------------------
LIABILITIES

Accounts Payable                                        1,774.58               5,469.58

Accrued Liabilities                                         0.00             754,127.79

Deposits                                                    0.00                  25.00

                                             -------------------    -------------------
Total Current Liabilities                               1,774.58             759,622.37


Long Term Debt                                              0.00                   0.00

Other Long Term Liabilities                                 0.00                   0.00

                                             -------------------    -------------------
Total Liabilities                                       1,774.58             759,622.37


OTHER

Liabilities Subject to Compromise                   2,341,087.01          48,583,115.71

                                             -------------------    -------------------
Total Other                                         2,341,087.01          48,583,115.71


OWNER'S EQUITY

Common Stock                                            1,000.00               1,000.00

Add'l Paid In Capital                               4,060,000.00           4,060,000.00

Current Net Income (Loss)                          14,762,561.17            (493,470.71)

Retained Earnings                                  12,374,651.30          13,052,190.51

                                             -------------------    -------------------
Total Owner's Equity                               31,198,212.47          16,619,719.80

                                             -------------------    -------------------
Total Liabilities & Equity                         33,541,074.06          65,962,457.88
                                             ===================    ===================

GREAT AQ STEAMBOAT, LLC                                    ATTACHMENT 6                                           01-10954(JCA)
                                          SUMMARY LIST OF DUE TO/DUE FROM ACCOUNTS
                                               FOR THE MONTH ENDED JUNE 30, 2002

                                                              Beginning                                                 Ending
Affiliate Name                             Case Number         Balance           Debits               Credits           Balance
American Classic Voyages Co.               01-10954         22,406,995.29        2,743.62           1,818.00       22,407,920.91
AMCV Cruise Operations, Inc.               01-10967        (22,858,441.96)       1,650.00           4,265.81      (22,861,057.77)
The Delta Queen Steamboat Co.              01-10970         38,908,998.19       16,730.36                 --       38,925,728.55
DQSB II, Inc.                              01-10974               (919.60)             --                 --             (919.60)
Great Pacific NW Cruise Line, L.L.C.       01-10977              5,552.79              --                 --            5,552.79
Great River Cruise Line, L.L.C.            01-10963           (168,013.44)             --                 --         (168,013.44)
Great Ocean Cruise Line, L.L.C.            01-10959            (14,507.47)             --                 --          (14,507.47)
Cruise America Travel, Incorporated        01-10966         (3,165,198.27)             --                 --       (3,165,198.27)
Delta Queen Coastal Voyages, L.L.C.        01-10964            144,264.37              --                 --          144,264.37
Cape Cod Light, L.L.C.                     01-10962           (500,000.00)             --                 --         (500,000.00)
Cape May Light, L.L.C.                     01-10961         (1,640,241.44)             --                 --       (1,640,241.44)
Project America, Inc.                      N/A                 (15,864.24)             --                 --          (15,864.24)
Oceanic Ship Co.                           N/A                  (7,408.30)             --                 --           (7,408.30)
Project America Ship I, Inc.               N/A                 459,787.19              --                 --          459,787.19
Great Hawaiian Properties Corporation      01-10971            (22,591.38)             --                 --          (22,591.38)
American Hawaii Properties Corporation     01-10976             (1,496.24)             --                 --           (1,496.24)
Great Independence Ship Co.                01-10969             (4,881.60)             --                 --           (4,881.60)
                                                          ----------------------------------------------------------------------
                                                            33,526,033.89       21,123.98           6,083.81       33,541,074.06
                                                          ======================================================================

                           GREAT AQ STEAMBOAT, L.L.C.
                                 01-10960 (JCA)




                            ACCOUNTS RECEIVABLE AGING
                               AS OF JUNE 30, 2002







                                  ATTACHMENT 7


                                 NOT APPLICABLE

                                 AMERICAN QUEEN
                                AP-STEAMER CHECKS
                               23-000-221300-00000

                                     JUNE-02

OUTSTANDING CHECKS:

                   17707 Tashanda Morreno-Amber Hensley             60.00
                   17732 Peter Levaneur-Sally Ralicki              100.00
                   17768 Bryant Johnson-Kenshell Lang               80.00
                   17779 Mark King-Rosa Trumble                    170.00
                   17820 Joe Willett-NARP                           28.00
                   17827 B. Grisham-AG Edwards                     100.00
                   17828 Mark King                                 340.00
                   17837 Daniel Smith-Anastastia Jones              75.00
                   17848 J. Hill-Neurosurgical Specialties         117.00
                   17850 E. Newman- R. Ryan                        250.00
                   17851 Louis Ford-SJ Beaulieau                   225.00
                   17852 Jocelyn Beasley-Payoff Voucher             95.47
                   17853 Ben Vandeven                               17.18
                   17854 Matt Copeland                              16.93
                   17863 Julia Hill-Sears                          100.00

                                                                ---------
                   Total per G/L:                                1,774.58
                                                                =========

                   ATTACHMENT # 8

DEBTOR:  GREAT AQ STEAMBOAT, L.L.C.                 CASE NUMBER:  01-10960 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO JUNE MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.